AMM Funds

PROSPECTUS

DECEMBER 1, 2013

FALLEN ANGELS VALUE FUND

FAVLX

FALLEN ANGELS INCOME FUND

FAINX

Advised by:

American Money Management, LLC

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

1-888-999-1395

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: Fallen Angels Value Fund	1
FUND SUMMARY: Fallen Angels Income Fund	5
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	10
Investment Objective	10
Principal Investment Strategies	10
Principal Investment Risks	12
Temporary Investments	14
Portfolio Holdings Disclosure	15
MANAGEMENT	15
HOW SHARES ARE PRICED	16
HOW TO PURCHASE SHARES	16
HOW TO REDEEM SHARES	19
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	21
DIVIDENDS, DISTRIBUTIONS AND TAXES	22
DISTRIBUTION OF SHARES	22
Additional Compensation to Financial Intermediaries	23
Shareholder Statements and Reports	23
FINANCIAL HIGHLIGHTS	24
Privacy Notice	26

FUND SUMMARY: Fallen Angels Value Fund

Investment Objective:  The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	1.18%
Acquired Fund Fees and Expenses(1)	0.01%
Total Fund	2.44%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$247	761	1,301	2,776

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13.80% of the average value of its portfolio.

Principal Investment Strategies: Under normal circumstances, the Fund invests in the equity securities of companies that the adviser believes to be undervalued at current market prices.  These include common stocks, preferred stocks, convertible securities, and warrants to buy common stocks.  The Fund may hold positions in the equity securities of small, medium and large capitalization companies. The Fund also may invest in shares of closed-end investment companies, as well as exchange trade funds ("ETFs").  In addition, the Fund may invest indirectly in foreign securities by either purchasing American Depositary Receipts ("ADRs") or by investing in investment companies and ETFs that hold foreign securities or ADRs.  The Fund's adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

In managing the Fund, the adviser performs detailed quantitative and qualitative research and analysis to identify "fallen angels" or, in other words, businesses whose value is not currently reflected in the price of the security and that the adviser believes have significant appreciation potential.  While the term "fallen angels" typically refers to the securities of individual companies, the adviser also uses the term to describe funds (closed-end and ETFs) that the adviser believes are undervalued.  After making investments in securities from the approved list, the adviser monitors each holding and adjusts its price targets as warranted to reflect changes in a company's fundamentals.

A negative change in the fundamental or qualitative characteristics of the company may cause the adviser to sell a security.  A security also may be sold in order to generate cash to invest in a more attractive opportunity.  Finally, the adviser may sell a security when its price approaches, meets or exceeds the adviser's estimate of its intrinsic value.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

Convertible Security Risk.  The market value of convertible securities tends to fall when interest rates rise.  The market value of convertible securities also tends to fall when the market value of the underlying common stock falls.

ETF and Investment Company Risks.  ETFs and investment companies are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and investment companies and may be higher than other mutual funds that invest directly in stocks.  ETFs and investment companies are subject to specific risks, depending on the nature of the fund.

High Portfolio Turnover Risk.  Portfolio turnover involves transactional and brokerage costs which reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund's realized short-term capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Investment Style Risk.  The Fund pursues a value investing style that carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or even overvalued.

Foreign Investing Risk.  Foreign investing, through ADRs, ETFs or investment companies that hold foreign stocks, involves risks not typically associated with U.S. investments.  These risks include adverse fluctuations in foreign currency values as well as adverse political, social, economic, regulatory and tax developments.

Management Risk.  The adviser's judgments about the attractiveness, value and potential appreciation of a particular security in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Small and Medium Company Risk.  The earnings and prospects of small and medium capitalization companies are more volatile than those of larger companies.  The securities of small and medium capitalization companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund's portfolio.

PERFORMANCE

The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's shares over time to the performance of a broad-based securities market index.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling toll-free 1-888-999-1395.

Performance Bar Chart

Calendar Years Ended December 31

Best Quarter:	Quarter 2, 2009	11.47%
Worst Quarter:	Quarter 4, 2008	18.65%

The total return for Fund shares from January 1, 2013 to September 30, 2013 was 21.83%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2012)

	One Year	Five Year	Since Inception (11-10-06)
Return before taxes	4.73%	-4.48%	-3.41%
Return after taxes on distributions	4.73%	-4.48%	-3.48%
Return after taxes on distributions and sale of Fund shares	4.01%	-3.75%	-2.89%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	17.51%	0.59%	1.09%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	2.73%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

Investment Adviser:  American Money Management, LLC

Portfolio Managers: Gabriel B. Wisdom, Chief Executive Officer and Managing Director of the adviser and Michael J. Moore, Chief Investment Officer of the adviser, have served the Fund as its portfolio managers since it commenced operations in 2006.

Purchase and Sale of Fund Shares:  The minimum initial investment is $10,000 for regular accounts and $4,000 for retirement plans, and the minimum subsequent investment is $1,000 for both regular accounts and retirement plans.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund's Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: Fallen Angels Income Fund

Investment Objective:  The Fund seeks high current income with the potential for capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	1.24%
Acquired Fund Fees and Expenses (1)	0.07%
Total Annual Fund Operating Expenses	2.56%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$252	$776	$1,326	$2,826

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43.58% of the average value of its portfolio.

Principal Investment Strategies: Under normal circumstances, the Fund invests in debt and equity securities that the adviser believes to be undervalued at current market prices.  These include dividend paying common stocks, preferred stocks, closed-end income funds, royalty trusts, convertible securities, bonds, warrants to buy common stocks, and U.S. government securities.  The Fund may hold positions in the debt and equity securities of small, medium and large capitalization companies.  The Fund also may invest in shares of closed-end investment companies, as well as exchange trade funds ("ETFs").  In addition, the Fund may invest indirectly in foreign securities by either purchasing American Depositary Receipts ("ADRs") or by investing in investment companies and ETFs that hold foreign securities or ADRs.  Debt securities purchased directly by the Fund can be of any credit quality (including lower-rated debt known as high yield or junk bonds), and may be of any maturity and duration.  The Fund's adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

In managing the Fund, the adviser performs detailed quantitative and qualitative research and analysis to identify "fallen angels" or, in other words, businesses whose value is not currently reflected in the price of the security and that the adviser believes have significant appreciation potential.  While the term "fallen angels" typically refers to the securities of individual companies, the adviser also uses the term to describe funds (closed-end and ETFs) that the adviser believes are undervalued.  After making investments in securities from the approved list, the adviser monitors each holding and adjusts its price targets as warranted to reflect changes in a security's fundamentals.

A negative change in the fundamental or qualitative characteristics of the issuer may cause the adviser to sell a security.  A security also may be sold in order to generate cash to invest in a more attractive opportunity.  Finally, the adviser may sell a security when its price approaches, meets or exceeds the adviser's estimate of its intrinsic value.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

Convertible Security Risk.  The market value of convertible securities tends to fall when interest rates rise.  The market value of convertible securities also tends to fall when the market value of the underlying common stock falls.

Credit Risk.The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.  High yield or junk bonds are more susceptible to these risks than debt of higher quality issuers.

ETF and Investment Company Risks.  ETFs and investment companies are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and investment companies and may be higher than other mutual funds that invest directly in stocks.  ETFs and investment companies are subject to specific risks, depending on the nature of the fund.

Foreign Investing Risk.  Foreign investing, through ADRs, ETFs or investment companies that hold foreign stocks, involves risks not typically associated with U.S. investments.  These risks include adverse fluctuations in foreign currency values as well as adverse political, social, economic, regulatory and tax developments.

Government Risk.  If a U.S. government agency or instrumentality in which the Fund invests, defaults and the U.S. government does not stand behind the obligation, the Fund's share price or yield could fall.

High Portfolio Turnover Risk.  Portfolio turnover involves transactional and brokerage costs which reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund's realized short-term capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Interest Rate Risk.  If rates increase, the value of the Fund's fixed income investments generally will decline, as will the value of your investment in the Fund.

Investment Style Risk.  The Fund pursues a value investing style that carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or even overvalued.

Management Risk.  The adviser's judgments about the attractiveness, value and potential appreciation of a particular security in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Maturity Risk.  Securities with longer maturities are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

Royalty Trust Risk.  The yield generated by a royalty trust is not guaranteed and developments in the oil, gas and natural resources markets will affect payouts.  In addition, natural resources are depleting assets.  Eventually, the income-producing ability of the royalty trust will be exhausted.

Small and Medium Company Risk.  The earnings and prospects of small and medium capitalization companies are more volatile than those of larger companies.  The securities of small and medium capitalization companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund's portfolio.

PERFORMANCE

The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's shares over time to the performance of a broad-based securities market index.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling toll-free 1-888-999-1395.

Performance Bar Chart

Calendar Years Ended December 31

Best Quarter:	Quarter 2, 2009	13.42%
Worst Quarter:	Quarter 3, 2008	-16.75%

The total return for Fund shares from January 1, 2013 to September 30, 2013 was 15.00%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2012)

	One Year	Five Year	Since Inception (11-10-06)
Return before taxes	9.32%	2.24%	0.76%
Return after taxes on distributions	8.57%	0.96%	-0.73%
Return after taxes on distributions and sale of Fund shares	7.46%	1.13%	-0.24%
Dow Jones Moderate Portfolio Index (reflects no deduction for fees, expenses, or taxes)	11.24%	3.44%	5.83%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").  The Dow Jones Moderate Portfolio Index is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 60% of the risk of an all-stock index.  Index returns assume reinvestment of dividends.

Investment Adviser:  American Money Management, LLC

Portfolio Managers:Gabriel B. Wisdom, Chief Executive Officer and Managing Director of the adviser, Michael J. Moore, Chief Investment Officer of the adviser, and Glenn Busch, Portfolio Manager of the adviser.  Mr. Wisdom and Mr. Moore have each served the Fund asa portfolio manager since it commenced operations in 2006 and Mr. Busch since January 2012.

Purchase and Sale of Fund Shares:  The minimum initial investment is $10,000 for regular accounts and $4,000 for retirement plans, and the minimum subsequent investment is $1,000 for both regular accounts and retirement plans.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund's Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

Fund	Investment Objective
Fallen Angels Value Fund	The Fund seeks long-term capital appreciation.
Fallen Angels Income Fund	The Fund seeks high current income with the potential for capital appreciation.

Each Fund's investment objective is a non-fundamental policy and may be changed by the Funds' Board of Trustees upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Fallen Angels Value Fund

Principal Investment Strategies:  Under normal circumstances, the Fund invests in the equity securities of companies that the adviser believes to be undervalued at current market prices.  These include common stocks, preferred stocks, convertible securities, and warrants to buy common stocks.  The Fund may hold positions in the equity securities of small, medium and large capitalization companies. The Fund also may invest in shares of closed-end investment companies, as well as exchange trade funds ("ETFs").  An ETF is a registered investment company that seeks to track the performance of a particular market index.  These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.  In addition, the Fund may invest indirectly in foreign securities by either purchasing American Depositary Receipts ("ADRs") or by investing in investment companies and ETFs that hold foreign securities or ADRs.  The Fund's adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

In managing the Fund, the adviser begins by screening a universe of thousands of domestic and foreign companies on various fundamental criteria to identify issuers that it believes are worth further consideration.  Once a company's potential is identified and a security appears attractive, detailed quantitative and qualitative research and analysis follows.  Each company is evaluated in light of a variety of factors, including, but not limited to:

•

Growth in earnings and revenue

•

Earnings and revenue trends

•

Price to sales and price to earnings ratios

•

Price to earnings growth (PE/G) ratio

•

Return on equity

•

Free cash flow

•

Management talent

•

Industry position

From this narrowed group of stocks, the adviser adds those companies that it believes have significant appreciation potential over a three to five year period to its list of stocks approved for investment.  The adviser seeks to identify "fallen angels" or, in other words, businesses whose value is not currently reflected in the price of the security.  While the term "fallen angels" typically refers to the securities of individual companies, the adviser also uses the term to describe funds (closed-end and ETFs) that the adviser believes are undervalued.  After making investments in securities from the approved list, the adviser monitors each holding and adjusts its price targets as warranted to reflect changes in a company's fundamentals.

A negative change in the fundamental or qualitative characteristics of the company may cause the adviser to sell a security.  A security also may be sold in order to generate cash to invest in a more attractive opportunity.  Finally, the adviser may sell a security when its price approaches, meets or exceeds the adviser's estimate of its intrinsic value.

The Fund may hold all or a portion of its assets in cash or cash equivalents pending investment or when investment opportunities are limited.  Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent that it would if it had remained fully invested.  Cash equivalents include money market funds, certificates of deposit, short-term debt obligations and repurchase agreements.

Fallen Angels Income Fund

Principal Investment Strategies: Under normal circumstances, the Fund invests in debt and equity securities that the adviser believes to be undervalued at current market prices.  These include dividend paying common stocks, preferred stocks, closed-end income funds, royalty trusts, convertible securities, bonds, warrants to buy common stocks, and U.S. government securities.  The Fund may hold positions in the debt and equity securities of small, medium and large capitalization companies.  Debt securities purchased directly by the Fund can be of any credit quality (including lower-rated debt known as high yield or junk bonds), and may be of any maturity and duration.  The Fund's adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

The Fund also may invest in shares of closed-end investment companies, as well as exchange trade funds ("ETFs").  An ETF is a registered investment company that seeks to track the performance of a particular market index.  These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.  In addition, the Fund may invest indirectly in foreign securities by either purchasing American Depositary Receipts ("ADRs") or by investing in investment companies and ETFs that hold foreign securities or ADRs.  In managing the Fund, the adviser begins by screening a universe of thousands of domestic and foreign securities on various fundamental criteria to identify issuers that it believes are worth further consideration.  Once a company's potential is identified and a security appears attractive, detailed quantitative and qualitative research and analysis follows.  Each closed-end income fund is evaluated in light of a variety of factors, which may include:

•

High current distributions and yields

•

Discounts to net asset value

•

Sustainability of distributions

Other securities are evaluated based on factors such as:

•

Price to sales and price to earnings ratios

•

Price to earnings growth ratio

•

Return on equity

•

Free cash flow

•

Management talent

•

Industry position

From this narrowed group of securities, the adviser adds those investments that it believes have significant potential for appreciation and/or improving yields over a three to five year period to its list of securities approved for investment.  The adviser seeks to identify "fallen angels" or, in other words, businesses whose value is not currently reflected in the price of the security.  While the term "fallen angels" typically refers to the securities of individual companies, the adviser also uses the term to describe funds (closed-end and ETFs) that the adviser believes are undervalued.  After making investments in securities from the approved list, the adviser monitors each holding and adjusts its price targets as warranted to reflect changes in a security's fundamentals.

A negative change in the fundamental or qualitative characteristics of the issuer may cause the adviser to sell a security.  A security also may be sold in order to generate cash to invest in a more attractive opportunity.  Finally, the adviser may sell a security when its price approaches, meets or exceeds the adviser's estimate of its intrinsic value.

The Fund may hold all or a portion of its assets in cash or cash equivalents pending investment or when investment opportunities are limited.  Under these circumstances, the Fund may not participate in market advances or declines to the same extent that it would if it had remained fully invested.  Cash equivalents include money market funds, certificates of deposit, short-term debt obligations and repurchase agreements.

PRINCIPAL INVESTMENT RISKS

The following risks apply to each Fund except as noted.

Convertible Security Risk.  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise.  The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk.  (Income Fund Only)  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. The Fund may invest in securities that are rated below investment grade, as well as investment companies and ETFs that invest in this category.  These securities are commonly referred to as high-yield or junk bonds.  Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.  There is a higher risk that the Fund could suffer a loss from investments in non-investment grade securities caused by the default of the issuer of the security than from an investment in higher rated fixed income securities.

ETF and Investment Company Risks.  Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund's direct fees and expenses.  The Fund will also incur brokerage costs when it purchases ETFs.  The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs and other investment companies in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices.  The market value of the ETF shares may differ from their net asset value.  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when an ETF's shares trade at a premium or discount to its net asset value.

Foreign Investing Risk.  Because the Fund may invest in ADRs and ETFs that hold foreign stocks and ADRs, it also is subject to foreign investing risk.  Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country.  In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets.  Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations.  Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.  Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

Government Risk.  (Income Fund Only)  The U.S. government's guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.  In addition, securities issued Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. government.  If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price or yield could fall.

High Portfolio Turnover Risk. Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund's realized short-term capital gains or losses, which may affect the taxes you pay as a Fund shareholder.  Short-term capital gains are taxed as ordinary income under federal income tax laws.

Interest Rate Risk.  (Income Fund Only)  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's fixed income investments generally will decline, as will the value of your investment in the Fund.  Generally fixed income securities with  longer maturities are more sensitive to changes in interest rates than fixed income securities with shorter maturities.

Investment Style Risk.  The Fund pursues a value investing style.  Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or even overvalued.  Value oriented funds may underperform when growth investing is in favor.  In addition, the market may continually value the stocks held by the Fund lower than the adviser believes them to be valued.

Management Risk.  The adviser's judgments about the attractiveness, value and potential appreciation of a particular security in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Maturity Risk.  (Income Fund Only)  Securities with longer maturities are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

Royalty Trust Risk.  (Income Fund Only)  Royalty trusts buy the right to royalties (income) on the production and sales of a natural resource company.  The yield generated by a royalty trust is not guaranteed and because developments in the oil, gas and natural resources markets will affect payouts, can be volatile.  For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts.  In addition, natural resources are depleting assets.  Eventually, the income-producing ability of the royalty trust will be exhausted.  Generally, higher yielding trusts have less time until depletion of proven reserves.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund's portfolio.

Small and Medium Capitalization Company Risk.  The Fund may invest in small and medium capitalization companies.  The earnings and prospects of these companies are more volatile than those of larger companies.  Small and medium capitalization companies also may experience higher failure rates than do larger companies.  In addition, the securities of small and medium capitalization companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.  Finally, small and medium capitalization companies may have limited markets, product lines or financial resources and may lack management experience.

Temporary Investments:  From time to time, each Fund may hold all or a portion of its assets in cash or cash equivalents pending investment, when investment opportunities are limited, or when attempting to respond to adverse market, economic, political or other conditions.  Cash equivalents include certificates of deposit; short term, high quality taxable debt securities; money market funds and repurchase agreements.  If a Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees.  These temporary defensive positions may be inconsistent with a Fund's principal investment strategy and, as a result of engaging in these temporary measures, a Fund may not achieve its investment objective.

Portfolio Holdings Disclosure:  Information about each Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

MANAGEMENT

American Money Management, LLC ("AMM") is the Funds' investment adviser and makes the day-to-day investment decisions for the Funds.  Founded in 1999, AMM is located at 14249 Rancho Santa Fe Farms Road, Rancho Santa Fe, CA 92097.  AMM is registered with the SEC and manages over $100 million for individuals, corporations, trusts, and pension and retirement plans.  Each Fund paid AMM a fee equal to 1.00% of its average daily net assets during the fiscal year ended July 31, 2013.  Each Fund also pays the adviser an administration fee equal to 0.25% of its average daily net assets for management support and administrative oversight.  A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement with AMM is available in the Funds' most recent semiannual report to shareholders for the period ending January 31.

Gabriel B. Wisdom, a portfolio manager for the Funds since their inception, has served as the Chief Executive Officer and Managing Director of AMM since 1999, and serves on AMM's Investment Committee.  Prior to establishing AMM in 1999, Mr. Wisdom was a Managing Director at Private Asset Management, Inc., a registered investment adviser, from 1995 to 1999.  From 1989 to 1995 Mr. Wisdom was a Senior Vice President of Investments with Sutro & Co. and a Senior Vice President at Prudential-Bache Securities from 1985 to 1989.  Since 2001, Mr. Wisdom has edited the Fallen Angels Report, an investment newsletter, and his investment commentaries have been carried on numerous radio stations around the country.  Mr. Wisdom is a graduate of the Harvard Business School and holds degrees from Newport University and California Pacific University.

Michael J. Moore, also a portfolio manager for the Funds since their inception, has served as the Chief Investment Officer of AMM since 2005 and is a shareholder of AMM, as well as the Chairman of AMM's Investment Committee.  Mr. Moore provides research and analysis to support the firm's investment process and oversees trading.  Prior to joining AMM in 2001 as a portfolio manager, Mr. Moore was the owner and chief executive officer of Ad-Pad Inc., a marketing and promotional products firm.  Mr. Moore earned a Bachelor of Sciences degree in Finance from Boston College.

Glenn Busch, a portfolio manager for the Fallen Angels Income Fund since January 2012, has served as a Portfolio Manager of AMM since January 2007.  Mr. Busch graduated from the University of California at San Diego with a BS in Animal Physiology & Neuroscience and a Masters in Educational Sciences.  He serves on the adviser's investment committee and is the lead manager for the Fallen Angels Income Fund.  Mr. Busch is also editor of the popular business/finance blog ValueInvestingCenter.com.  A former All-American Water Polo player at UCSD, Mr. Busch enjoys coaching and mentoring collegiate level water polo players in his spare time.

The Funds' Statement of Additional Information provides information about the compensation received by the portfolio managers, other accounts managed by the portfolio managers and each portfolio manager's ownership of Fund shares.

AMM distributes a periodic newsletter called the "Fallen Angels Report."  The newsletter discusses various securities, including securities in which the Funds are permitted to invest.  The Adviser has adopted a policy that it will not discuss a security in the newsletter if the security is currently being considered for purchase or sale by either Fund.

In addition to Rule 12b-1 Fees paid by the Funds, AMM may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

HOW SHARES ARE PRICED

Each Fund's assets generally are valued at their market value using market quotations.  The Funds may use pricing services to determine market value.  If market prices are not available or, in the adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the adviser will value a Fund's assets at their fair value according to policies approved by the Funds' Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund's NAV by short term traders.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  The Funds may invest in open-end and closed-end investment companies, as well as ETFs.  The Fund's NAV is calculated based, in part, upon the NAV of the underlying investment companies and ETFs in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

OPENING AN ACCOUNT

Each Fund is a series of AMM Funds and you may purchase shares directly from AMM Funds.  You also may purchase shares through a brokerage firm or other intermediary that has contracted with AMM Funds to sell shares of the Funds.  You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

If you are investing directly in a Fund for the first time, please call the Fund's transfer agent at 1-866-663-8023 to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options that you plan to take advantage of.  For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in a Fund should be intended as a long-term investment vehicle.  The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  Each Fund also reserves the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

If you have any questions regarding the Funds, please call 1-888-999-1395.

PURCHASING SHARES

You may buy shares on any "business day."  This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares of the Funds are sold at net asset value ("NAV") per share.  The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time ("ET").  A Fund's NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from AMM Funds, send the completed Shareholder Account Application and a check payable to the Fund in which you are investing to the following address:

AMM Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147-4403

Purchases orders received in "proper form" by the Fund's transfer agent before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received.  On occasion, the NYSE closes before 4:00 p.m. Eastern Time.  When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in "proper form," the purchase order must include:

•

Fund name and account number;

•

Account name(s) and address;

•

The dollar amount or number of shares you wish to purchase.

The Funds may limit the amount of purchases and refuse to sell to any person.

Method of Payment.  All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks.  Cash, credit cards and third party checks will not be accepted.  Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution.  Checks made payable to any individual or company and endorsed to AMM Funds or the particular Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Funds are unable to debit your predesignated bank account on the day of purchase, the Funds reserve the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Funds (or a Fund agent) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Funds.

If you choose to pay by wire, you must call the Funds' transfer agent, at 1-866-663-8023 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and the purchase order is received by the Funds.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or their transfer agent.  The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

MINIMUM INVESTMENTS

The minimum initial investment in a Fund is $10,000.  If you open an IRA account, the minimum initial investment in a Fund is $4,000.  You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.  Subsequent investments must be at least $1,000.

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

OTHER PURCHASE INFORMATION

If your wire does not clear, you will be responsible for any loss incurred by the Funds.  If you are already a shareholder, the Funds can redeem shares from any identically registered account in a Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Funds.

The Funds may authorize certain brokerage firms and other intermediaries (including their designated correspondents) to accept purchase and redemption orders on their behalf.  The Funds are deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Funds' transfer agent.

HOW TO REDEEM SHARES

REDEEMING SHARES

You may redeem your shares on any business day.  Redemption orders received in proper form by the Funds' transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day's NAV.  Your brokerage firm or intermediary may have an earlier cut-off time.

"Proper form" means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Funds may require that the signature(s) be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Funds may also require that signatures be guaranteed for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.  For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 1-866-663-8023 if you have questions regarding signature guarantees.  At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.  The Funds will not make checks or federal wire transfers payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.

Shares of the Funds may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer.  A wire transfer fee of $20 may be charged to defray custodial charges for redemptions paid by wire transfer.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

REDEEMING BY MAIL

You may redeem any part of your account in a Fund by mail at no charge.  Your request, in proper form, should be addressed to:

AMM  Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147-4403

TELEPHONE REDEMPTIONS

You may redeem any part of your account in a Fund by calling the transfer agent at 1-866-663-8023.  You must first complete the Optional Telephone Redemption section of the investment application to institute this option.  The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although the transfer agent has never experienced difficulties in receiving and responding to telephone requests for redemptions in a timely fashion.  If you are unable to reach the Funds by telephone, you may request a redemption by mail.

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash.  The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period) in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder.  If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV.  This process minimizes the effect of large redemptions on the Funds and their remaining shareholders.  In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds.

ADDITIONAL REDEMPTION INFORMATION

If you are not certain of the redemption requirements, please call the transfer agent at 1-866-663-8023.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  You may be assessed a fee if the Funds incur bank charges because you request that the Funds re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission ("SEC"), the Funds may suspend redemptions or postpone payment dates.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds may require that you redeem all of your shares in a Fund upon 30 days written notice if the value of your shares in the Fund is less than $10,000 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Funds also are subject to involuntary redemption if the Board of Trustees determines to liquidate a Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AMM Funds discourage market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of a Fund's shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  Each Fund may invest a significant portion of its assets in small capitalization companies.  Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of a Fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because a Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders.  The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing.  This policy applies to all Fund shareholders.  While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers.  For example, certain accounts called "omnibus accounts" include multiple shareholders.  Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day.  That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by a Fund.  The netting effect often makes it more difficult for a Fund to detect market timing, and there can be no assurance that a Fund will be able to do so.  Brokers maintaining omnibus accounts with each Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to each Fund upon request.  If a Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity.  In addition, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or shareholders or if the Fund thinks trading is abusive.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  The Fallen Angel Value Fund distributes dividends and capital gains annually, and expects that distributions will consist primarily of capital gains.  The Fallen Angels Income Fund distributes dividends monthly and capital gains annually, and expects that distributions will consist primarily of ordinary income.  These distributions are automatically reinvested in the Fund from which they are paid unless you request cash distributions on your application or through a written request to the Funds.  The Funds will not make checks or federal wire transfers payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.  If you are interested in changing your election, you may call the Funds' transfer agent at 1-866-663-8023 or send a written notification to:

AMM Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

TAXES

In general, selling shares of the Funds and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  You may want to avoid making a substantial investment when the Funds are about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.  The Funds may produce capital gains even if they do not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

DISTRIBUTION OF SHARES

Each Fund has adopted a plan under Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of their shares.  These are called "Rule 12b-1 Fees."  Rule 12b-1 Fees are paid to brokerage firms and other intermediaries as compensation for expenses incurred in the sale of Fund shares and for services provided to shareholders.  Payments are not tied to actual expenses incurred.  Shareholders of each Fund pay an annual 12b-1 Fee of up to 0.25% of its average net assets.  Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries:  The Funds' adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Funds.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Shareholder Statements and Reports:  AMM Funds or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements.  Please review these statements carefully.

To reduce expenses and conserve natural resources, AMM Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family.  If you would like to receive separate mailings, please call 1-866-663-8023 and AMM Funds will begin individual delivery within 30 days after AMM Funds receive your instructions.

You will receive a financial report from the Funds twice a year, generally in October and April.  In addition, you may periodically receive proxy statements and other reports.

Electronic copies of financial reports and prospectuses are available.  To participate (or end your participation) in AMM Fund's electronic delivery program, please complete the appropriate section of the Shareholder Account application or call 1-888-999-1395.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand each Fund's financial performance during the period of their operations.  Certain financial information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Sanville & Company, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.

FALLEN ANGELS VALUE FUND

Select data for a share outstanding throughout the period.

	Years Ended
	7/31/ 2013	7/31/ 2012	7/31/ 2011	7/31/ 2010	7/31/ 2009

Net Asset Value, at Beginning of Period	$ 7.82	$ 8.35	$ 7.77	$ 7.59	$ 9.14

Income From Investment Operations:
Net Investment Income (Loss) *	(0.02)	(0.02)	(0.06)	(0.08)	(0.04)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.81	(0.51)	0.64	0.27	(1.51)
Total from Investment Operations	1.79	(0.53)	0.58	0.19	(1.55)

Distributions:
Net Investment Income	-	-	-	(0.01)	-
Realized Gains	-	-	-	-	-
Total from Distributions	-	-	-	(0.01)	-

Net Asset Value, at End of Period	$ 9.61	$ 7.82	$ 8.35	$ 7.77	$ 7.59

Total Return **	22.89%	(6.35)%	7.46%	2.45%	(16.96)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 9,970	$10,100	$ 12,830	$ 13,077	$ 14,087
Ratio of Expenses to Average Net Assets	2.43%	2.25%	2.17%	2.19%	2.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25)%	(0.26)%	(0.68)%	(0.96)%	(0.57)%
Portfolio Turnover	13.80%	49.23%	118.43%	286.18%	215.67%

*   Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.  Not annualized for periods of less than one year.

FALLEN ANGELS INCOME FUND

Select data for a share outstanding throughout the period.

	Years Ended
	7/31/ 2013	7/31/ 2012	7/31/ 2011	7/31/ 2010	7/31/ 2009

Net Asset Value, at Beginning of Period	$ 7.96	$ 7.74	$ 7.36	$ 6.64	$ 7.81

Income From Investment Operations:
Net Investment Income *	0.18	0.24	0.23	0.24	0.30
Net Gain (Loss) on Securities (Realized and Unrealized)	1.19	0.20	0.40	0.72	(1.26)
Total from Investment Operations	1.37	0.44	0.63	0.96	(0.96)

Distributions:
Net Investment Income	(0.14)	(0.22)	(0.25)	(0.24)	(0.21)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.14)	(0.22)	(0.25)	(0.24)	(0.21)

Net Asset Value, at End of Period	$ 9.19	$ 7.96	$ 7.74	$ 7.36	$ 6.64

Total Return **	17.35%	5.93%	8.63%	14.62%	(12.10)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 9,559	$ 9,324	$11,067	$12,325	$ 11,925
Ratio of Expenses to Average Net Assets	2.49%	2.33%	2.27%	2.20%	2.37%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.10%	3.19%	3.01%	3.29%	4.87%
Portfolio Turnover	43.58%	69.06%	19.62%	37.83%	99.76%

*   Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.  Not annualized for periods less than one year.

PRIVACY NOTICE

AMM FUNDS

Rev. September 2011

FAC	WHAT DOES AMM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons AMM Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does AMM Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
QUESTIONS?		Call 1-888-999-1395.

PRIVACY NOTICE(continued)

AMM FUNDS

What we do:
How does AMM Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does AMM Funds collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • AMM Funds does not share with affiliates so they can market to you.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • AMM Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • AMM Fundsdoes not jointly market.

FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information ("SAI"), is incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds' affiliates.  Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the performance results as of the Funds as of the latest semi-annual or annual fiscal year end.

Call AMM Funds at 1-888-999-1395 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries.  You may also obtain copies on the adviser's website at amminvest.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (the "SEC") Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You also may obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21927

AMM Funds

PROSPECTUS

DECEMBER 1, 2013